Exhibit 99.1
ESS Tech, Inc. Announces Fourth Quarter and Full Year 2023 Financial Results
Lowered Q4 Adjusted EBITDA loss by More Than 50% year over year
Exited 2023 with Cash and Short-Term Investments over $100 million; Expected to Carry ESS Well Into H1’25
Delivered First Energy Warehouses to Honeywell
Energy Warehouse manufacturing cost lowered by 60% in 2023
Target 40% 2024 EW Cost Reduction to Achieve non-GAAP Gross Margin Profitability

WILSONVILLE, OREGON – March 13, 2024 – ESS Tech, Inc. (“ESS,” “ESS, Inc.” or the “Company”) (NYSE:GWH), a leading manufacturer of long-duration energy storage systems (LDES) for commercial and utility-scale applications, today announced financial results for its fourth quarter and full year ended December 31, 2023.
“During 2023 our team made significant progress towards our most important objectives, including securing transformative partnerships with LEAG and Honeywell, optimizing our internal operations, and pursuing design initiatives to lower production costs by improving manufacturability and scale. While we faced customer-related delays that impacted our financial results, the team’s work during the year laid a solid foundation for us to scale the business, launch the Energy Center and move toward unit profitability in 2024. In fact, our strategic decision to make fewer Energy Warehouses (EWs) and ship them to customers with the greatest long-term opportunity allowed us to conserve cash and exit the year with a cash and short-term investments balance over $100 million. Importantly, we brought down costs to build an EW by almost 60% during 2023 and successfully cut our Q4 adjusted EBITDA loss in half year over year,” said Eric Dresselhuys, CEO of ESS. “ESS continues to make tremendous progress on our strategy to build a world class, scalable company that is well-positioned to serve the immense long-duration energy storage market. The actions we’ve already taken have resonated with customers and we continue to see robust customer engagement. In 2024 we plan to further reduce EW unit costs by up to 40% as we move toward unit profitability while ramping our scale and maintaining a healthy cash balance.”
Recent Business Highlights
•Achieved record revenue of $7.5M for FY 2023.
•Delivered first Energy Warehouses™ under the partnership with Honeywell in Q4 2023 and recently cleared previously announced customer delays in Australia, which we expect will result in revenue of approximately $2 million in Q1 2024 which was originally anticipated in Q4 2023.
•At the end of 2023, ESS successfully “lifted” its first Energy Center™ (EC), a key milestone in the manufacturing process. The EC is a utility-scale, front-of-the-meter long-duration energy storage product which provides up to eight hours of energy storage with a flexible, scalable platform to meet the LDES needs of utilities worldwide. We expect this inaugural EC system will be commissioned and delivered to Portland General Electric later this year.
•Delivered an Energy Warehouse™ system to the Burbank Water and Power (BWP) EcoCampus, BWP’s first utility-scale battery storage project. This EW will be paired with an on-site solar array where ESS technology will demonstrate the critical role of LDES in a fully renewable grid.
•Delivered two Energy Warehouses™ to Turlock Irrigation District (TID) in Central California to support TID’s Project Nexus. At TID, the EW will be paired with a proof of concept of solar panels over irrigation canals which aims to conserve water resources by reducing evaporation while generating clean energy, reducing diesel generation and reducing energy costs.
•Completed commissioning of an Energy Warehouse™ system at the Contingency Base Integration Training Evaluation Center (CBITEC) operated by the US Army Corps of Engineers Engineer Research and Development Center in Fort Leonard Wood, Missouri. This EW has been incorporated into a tactical microgrid at CBITEC and will demonstrate the key role that LDES, specifically iron flow battery technology, can play to reduce fuel consumption at Contingency Bases such as Forward Operating Bases or other temporary use locations providing humanitarian assistance or disaster relief.
Conference Call Details
ESS will hold a conference call on Wednesday, March 13, 2024 at 5:00 p.m. EDT to discuss financial results for its fourth quarter and full year ended December 31, 2023. Interested parties may join the conference call beginning at 5:00 p.m. EDT on Wednesday, March 13, 2024 via telephone by calling (833) 927-1758 in the U.S., or for international callers, by calling +1 (929) 526-1599 and entering conference ID 261003. A telephone replay will be available until March 20, 2024, by dialing (866) 813-9403 in the U.S., or for international callers, +44 (204) 525-0658 with conference ID 769695. A live webcast of the conference call will be available on ESS’ Investor Relations website at http://investors.essinc.com/.
A replay of the call will be available via the web at http://investors.essinc.com/.
About ESS, Inc.
At ESS (NYSE: GWH), our mission is to accelerate global decarbonization by providing safe, sustainable, long-duration energy storage that powers people, communities and businesses with clean, renewable energy anytime and anywhere it’s needed. As more renewable energy is added to the grid, long-duration energy storage is essential to providing the reliability and resiliency we need when the sun is not shining, and the wind is not blowing.
Our technology uses earth-abundant iron, salt and water to deliver environmentally safe solutions capable of providing up to 12 hours of flexible energy capacity for commercial and utility-scale energy storage applications. Established in 2011, ESS, Inc. enables project developers, independent power producers, utilities and other large energy users to deploy reliable, sustainable long-duration energy storage solutions. For more information visit www.essinc.com.
Use of Non-GAAP Financial Measures
In this press release and the accompanying earnings call, the Company includes Non-GAAP Operating Expenses and Adjusted EBITDA, which are non-GAAP performance measures that the Company uses to supplement its results presented in accordance with U.S. GAAP. As required by the rules of the Securities and Exchange Commission (“SEC”), the Company has provided herein a reconciliation of the non-GAAP financial measures contained in this press release and the accompanying earnings call to the most directly comparable measures under GAAP. The Company’s management believes Non-GAAP Operating Expenses and Adjusted EBITDA are useful in evaluating its operating performance and are similar measures reported by publicly-listed U.S. companies, and regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. By providing these non-GAAP measures, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s profitability for the periods presented. Adjusted EBITDA is not intended to be a substitute for net income/loss or any U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry. Further, Non-GAAP Operating Expenses are not intended to be a substitute for GAAP Operating Expenses or any U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry.
The Company defines and calculates Non-GAAP Operating Expenses as GAAP Operating Expenses adjusted for stock-based compensation and other special items determined by management as they are not indicative of business operations. The Company defines and calculates Adjusted EBITDA as net loss before interest, other non-operating expense or income, (benefit) provision for income taxes, and depreciation, and further adjusted for stock-based compensation and other special items determined by management, including, but not limited to, fair value adjustments for certain financial liabilities associated with debt and equity transactions as they are not indicative of business operations.
Forward-Looking Statements
This communication contains certain forward-looking statements, including statements regarding ESS and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “will” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Examples of forward-looking statements include, among others, statements regarding the Company’s manufacturing plans, the Company’s order and sales pipeline, the Company’s ability to execute on orders, the Company’s ability to effectively manage costs and the Company’s partnerships with third parties such as Amsterdam Airport Schiphol, BWP, CMS, ESIAP, the Sacramento Municipal Utility District and the Turlock Irrigation District. These forward-looking statements are based on ESS’ current expectations and beliefs concerning future developments and their potential effects on ESS. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication. There can be no assurance that the future developments affecting ESS will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond ESS control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, which include, but are not limited to, continuing supply chain issues; delays, disruptions, or quality control problems in the Company’s manufacturing operations; the Company’s ability to hire, train and retain an adequate number of manufacturing employees; issues related to the shipment and installation of the Company’s products; issues related to customer acceptance of the Company’s products; issues related to the Company’s partnerships with third parties; inflationary pressures; risk of loss of government funding for customer projects; and the Company’s need to achieve significant business growth to achieve sustained, long-term profitability. Except as required by law, ESS is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.
Contacts
Investors:
Erik Bylin
investors@essinc.com
Media:
Morgan Pitts
503.568.0755
Morgan.Pitts@essinc.com

Source: ESS Tech, Inc.

ESS Tech, Inc.
Statements of Operations and Comprehensive Loss
(Unaudited, in thousands, except share and per share data)

	Three Months Ended December 31,
	2023	2022
Revenue:
Revenue	$2,796	$15
Revenue - related parties	—	1
Total revenue	2,796	16
Cost of revenue	10,312	—
Gross profit (loss)	(7,516)	16
Operating expenses:
Research and development	3,842	22,789
Sales and marketing	2,096	1,721
General and administrative	5,611	6,902
Total operating expenses	11,549	31,412
Loss from operations	(19,065)	(31,396)
Other income (expenses), net:
Interest income, net	1,525	1,188
Gain on revaluation of common stock warrant liabilities	1,375	5,273
Other income (expense), net	35	(140)
Total other income, net	2,935	6,321
Net loss and comprehensive loss to common stockholders	$(16,130)	$(25,075)

Net loss per share - basic and diluted	$(0.09)	$(0.16)

Weighted average shares used in per share calculation - basic and diluted	173,552,254	153,414,471

ESS Tech, Inc.
Statements of Operations and Comprehensive Loss
(in thousands, except share and per share data)

	Years Ended December 31,
	2023	2022
Revenue:
Revenue	$7,537	$610
Revenue - related parties	3	284
Total revenue	7,540	894
Cost of revenue	20,495	—
Gross profit (loss)	(12,955)	894
Operating expenses:
Research and development	42,632	71,979
Sales and marketing	7,744	6,938
General and administrative	22,574	27,469
Total operating expenses	72,950	106,386
Loss from operations	(85,905)	(105,492)
Other income (expenses), net:
Interest income, net	5,262	2,187
Gain on revaluation of common stock warrant liabilities	2,292	25,788
Other income (expense), net	773	(452)
Total other income, net	8,327	27,523
Net loss and comprehensive loss to common stockholders	$(77,578)	$(77,969)

Net loss per share - basic and diluted	$(0.48)	$(0.51)

Weighted average shares used in per share calculation - basic and diluted	159,958,645	152,676,155

ESS Tech, Inc.
Balance Sheets
(in thousands, except share data)

	December 31, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$20,165	$34,767
Restricted cash, current	1,373	1,213
Accounts receivable, net	1,990	4,952
Short-term investments	87,899	105,047
Inventory	3,366	—
Prepaid expenses and other current assets	3,305	5,657
Total current assets	118,098	151,636
Property and equipment, net	16,266	17,570
Intangible assets, net	4,923	—
Operating lease right-of-use assets	2,167	3,401
Restricted cash, non-current	945	675
Other non-current assets	833	271
Total assets	$143,232	$173,553
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,755	$3,036
Accrued and other current liabilities	10,755	14,125
Accrued product warranties	2,129	1,643
Operating lease liabilities, current	1,581	1,421
Deferred revenue, current	2,546	6,168
Notes payable, current	—	1,600
Total current liabilities	19,766	27,993
Notes payable, non-current	—	315
Operating lease liabilities, non-current	957	2,535
Deferred revenue, non-current	3,835	2,442
Deferred revenue, non-current - related parties	14,400	—
Common stock warrant liabilities	917	3,209
Other non-current liabilities	—	85
Total liabilities	39,875	36,579
Stockholders’ equity:
Preferred stock ($0.0001 par value, 200,000,000 shares authorized, none issued and outstanding as of December 31, 2023 and 2022)	—	—
Common stock ($0.0001 par value; 2,000,000,000 shares authorized, 174,211,911 and 153,821,339 shares issued and outstanding as of December 31, 2023 and 2022, respectively)	18	16
Additional paid-in capital	799,496	755,537
Accumulated deficit	(696,157)	(618,579)
Total stockholders’ equity	103,357	136,974
Total liabilities and stockholders’ equity	$143,232	$173,553

ESS Tech, Inc.
Consolidated Statements of Cash Flows
(in thousands)

	Years Ended December 31,
	2023	2022
Cash flows from operating activities:
Net loss	$(77,578)	$(77,969)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	6,513	1,523
Non-cash interest income	(3,635)	(1,349)
Non-cash lease expense	1,234	1,134
Stock-based compensation expense	10,635	11,889
Inventory write-down and losses on noncancellable purchase commitments	11,932	—
Change in fair value of common stock warrant liabilities	(2,292)	(25,788)
Other non-cash income and expenses, net	(60)	483
Changes in operating assets and liabilities:
Accounts receivable, net	3,633	(1,886)
Inventory	(14,661)	—
Prepaid expenses and other current assets	2,422	(311)
Accounts payable	(229)	1,464
Accrued and other current liabilities	(3,378)	6,789
Accrued product warranties	486	1,643
Deferred revenue	11,500	1,881
Operating lease liabilities	(1,418)	(1,123)
Net cash used in operating activities	(54,896)	(81,620)

Cash flows from investing activities:
Purchases of property and equipment	(5,790)	(14,180)
Maturities and purchases of short-term investments, net	20,861	(103,704)
Net cash provided by (used in) investing activities	15,071	(117,884)

Cash flows from financing activities:
Proceeds from issuance of common stock and common stock warrants, net of issuance costs	27,132	—
Payments on notes payable	(1,733)	(1,900)
Proceeds from stock options exercised	237	—
Repurchase of shares from employees for income tax withholding purposes	(310)	(2,808)
Proceeds from contributions to Employee Stock Purchase Plan	541	492
Proceeds from warrants exercised	—	165
Other, net	(214)	(22)
Net cash provided by (used in) financing activities	25,653	(4,073)

Net change in cash, cash equivalents and restricted cash	(14,172)	(203,577)
Cash, cash equivalents and restricted cash, beginning of period	36,655	240,232
Cash, cash equivalents and restricted cash, end of period	$22,483	$36,655

ESS Tech, Inc.
Consolidated Statements of Cash Flows (continued)
(in thousands)

	Years Ended December 31,
	2023	2022
Supplemental disclosures of cash flow information:
Cash paid for operating leases included in cash used in operating activities	$1,670	$1,625
Cash paid for interest	—	154
Non-cash investing and financing transactions:
Common stock warrants issued for the acquisition of intangible assets	4,990	—
Purchase of property and equipment included in accounts payable and accrued and other current liabilities	704	1,358
Right-of-use operating lease assets obtained in exchange for lease obligations	—	4,534
Right-of-use finance lease assets obtained in exchange for lease obligations	—	123
Warrant vested under contracts with customers	—	46

Cash and cash equivalents	$20,165	$34,767
Restricted cash, current	1,373	1,213
Restricted cash, non-current	945	675
Total cash, cash equivalents and restricted cash shown in the statements of cash flows	$22,483	$36,655

ESS Tech, Inc.
Reconciliation of GAAP to Non-GAAP Operating Expenses
(Unaudited, in thousands)

	Three Months Ended December 31,	Twelve Months Ended December 31,
	2023	2023
Research and development	$3,842	$42,632
Less: stock-based compensation(1)	(295)	(2,696)
Non-GAAP research and development	$3,547	$39,936

Sales and marketing	$2,096	$7,744
Less: stock-based compensation(1)	(290)	(816)
Non-GAAP sales and marketing	$1,806	$6,928

General and administrative	$5,611	$22,574
Less: stock-based compensation(1)	(1,502)	(5,370)
Non-GAAP general and administrative	$4,109	$17,204

Total operating expenses	$11,549	$72,950
Less: stock-based compensation	(2,087)	(8,882)
Non-GAAP total operating expenses	$9,462	$64,068
(1) For purposes of calculating Non-GAAP total operating expenses, stock-based compensation is allocated on a departmental basis based on the classification of the award holder.

ESS Tech, Inc.
Reconciliation of GAAP Net Loss to Adjusted EBITDA
(Unaudited, in thousands)

	Three Months Ended December 31,	Twelve Months Ended December 31,
	2023	2023
Net loss	$(16,130)	$(77,578)
Interest income, net	(1,525)	(5,262)
Stock-based compensation	2,962	10,635
Depreciation and amortization	3,326	6,513
Gain on revaluation of warrant liabilities	(1,375)	(2,292)
Other expense, net	(35)	(773)
Adjusted EBITDA	$(12,777)	$(68,757)